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                                                                 EXHIBIT (j)(2)



                        CONSENT OF INDEPENDENT AUDITORS


To the Board of Trustees and Shareholders of Van Kampen Pennsylvania Tax Free Income Fund:


We consent to the reference to our Firm under the heading "Financial Highlights" in the Prospectus.

/s/ KPMG LLP


Chicago, Illinois
January 22, 2003